Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Ron Lizee hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the quarterly report on Form 10-Q of Preaxia Health Care Payment Systems Inc. for the period ended August 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Preaxia Health Care Payment Systems Inc.

Date: October 20, 2010	By: /s/ Ron Lizee
Name: Ron Lizee
Title: Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)